EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report of Cerebain Biotech Corp. on Form 10-K/A for the fiscal year ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Clemons, President of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2016	By	/s/ Eric Clemons
Name: Eric Clemons
Title: President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Cerebain Biotech Corp. and will be retained by Cerebain Biotech Corp. and furnished to the Securities and Exchange Commission or its staff upon request.